UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	16
Report of Independent Registered Public Accounting Firm	17
Portfolio of Investments	18
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Statement of Cash Flows	31
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	44
Glossary of Terms Used in this Report	46
Reinvest Automatically, Easily and Conveniently	47
Board Members & Officers	48

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund's investment portfolio is managed by three affiliates of Nuveen Investments, Inc.: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund's dividend-growth equity strategy, while the Fund's income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management (NAM).

James R. Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. The NWQ income-oriented investment team is led by Thomas Ray, CFA and Susi Budiman, CFA. Effective January 6, 2015, Thomas Ray succeeds Michael J. Carne, CFA, who is no longer with the firm. Keith B. Hembre, CFA, and David A. Friar oversee the call option program from NAM.

Here the portfolio managers review economic and market conditions, their management strategies and the Fund's performance for the twelve-month reporting period ended December 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of December 31, 2014, the national unemployment rate was 5.6%, the lowest level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate). The S&P 500® Index ended the reporting period up 13.69%, marking the sixth consecutive year of positive returns for the U.S. equity market.

Despite increased market volatility, preferred securities performed exceptionally well during the reporting period. The BofA Merrill Lynch Preferred Stock Fixed Rate Index returned 15.4% for the reporting period, the best annual performance since 2009. Preferred securities outperformed investment grade and high yield corporate bonds for the reporting period. Preferred prices benefited from the market's need for long duration and yield, as evidenced by the large rally in 30 year Treasuries and the flattening of the yield curve.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2014?

The Fund invests primarily in dividend paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

In the equity portion of the Fund's portfolio, we maintained a consistent strategy seeking to provide a higher dividend yield and a lower price volatility than the S&P 500® Index. We achieved this by focusing on high quality companies that are growing their dividends.

Nuveen Investments

The fixed-income portion of the Fund's portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt or preferred securities offered by a particular company. NWQ's investment process identifies undervalued securities within a company's capital structure that offer the most attractive risk/reward potential. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection.

The Fund also wrote S&P 500® Index call options, led by the NAM team, with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio.

How did the Fund perform during this twelve-month reporting period ended December 31, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2014. For the twelve-month reporting period ending December 31, 2014, the Fund's common shares at net asset value (NAV) underperformed the S&P 500® Index and its Blended Index.

Santa Barbara

In the equity portion of the Fund managed by Santa Barbara, sector allocation effects were the key driver of underperformance. These negative effects were seen most prominently in the information technology sector, where an underweight exposure to that strongly performing sector detracted from relative performance. A health care sector underweight also detracted from relative performance, as did stock selections in the consumer staples sector. Underperformance was partly limited by positive selections within the consumer discretionary sector. An overweight exposure to the utilities sector, as well as positive stock selections, helped to offset overall detraction as well. Positively performing selections in the financials sector also partially mitigated underperformance.

Putting the relative lag in context, absolute performance was notably positive and was supported across a wide array of sectors. The greatest individual contributor to this positive absolute performance was consumer electronics and computer firm Apple, Inc. We believe the company is benefiting from high consumer demand for recently released products, as well as from anticipation for products on the near-term horizon.

Pharmacy health care provider CVS Caremark Corporation was another top contributor during the reporting period. We believe the company is currently executing its strategies particularly well, effectively positioning itself to benefit from Medicaid expansion efforts and growing specialty drug sales.

Diversified medical equipment and supply company Covidien PLC was another leading contributor to performance. We had been attracted to the company's significant growth prospects within the medical industry. It appears this potential was recognized by Medtronic Inc. as well. The company agreed to acquire Covidien in June.

Several positions contributed to the Fund's underperformance. Energy securities performed poorly during the reporting period as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. Offshore drilling company Seadrill Limited was the largest detractor from performance. The negative oil price environment drove the company to eliminate its dividend in order to shore up its balance sheet, a move that surprised many. With the company having no intentions of reinstating the dividend for the foreseeable future, we exited our position in Seadrill because it no longer fits our strategy. Also detracting from performance was British oil and gas firm, BG Group PLC. The company has also been negatively affected by the weakness in global energy prices.

Nuveen Investments

Portfolio Managers' Comments (continued)

Consumer products company Tupperware Corporation was another leading performance detractor. Downwardly revised guidance from the company due to macroeconomic challenges was received poorly by investors during the middle of the reporting period.

NWQ

In the portion of the Fund managed by NWQ, our security selection within the insurance and financials sectors contributed to performance. Our overweight in the real estate sector and underweight in the banking sector also contributed to performance, however, our security selection in the utilities and industrial sectors detracted from performance.

Solar Capital and Apollo Investment Corp senior debt were top contributors to performance in the financials sector. Both companies are business development corporations that invest primarily in middle-market companies through senior secured loans, mezzanine loans and equity securities. Both positions enhanced returns during the reporting period due to the companies' improved capital structure and investment prospects.

Our industrial sector holding in Qwest Corporation senior debt contributed to the Fund's performance. Qwest Corporation is a former Bell Operating Company owned by CenturyLink, Inc. and is an integrated communications company. The company announced third quarter results that exceeded analyst expectations. The company also acquired Savvis Corp., which CenturyLink bought for $2.5 billion at the start of the second quarter 2014. Savvis offers computer hosting and "cloud" computing services and the deal appears to be a way for CenturyLink to diversify beyond traditional phone business.

Our energy holdings, including McDermott International Inc., Vanguard Natural Resources and Miller Energy Resources Inc. detracted from performance. Energy related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a stronger U.S. dollar.

NAM

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. The effect on performance for the reporting period was negative, as covered call strategies typically perform worse than strategies that do not sell calls when equity prices are rising, as they did during the reporting period. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 12%. At other times, we increased the overwrite percentage to 35% when we anticipated the equity markets to be flat or decline. As a result, the Fund's call writing ranged from 12% to 35% during the reporting period.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to hedge its leverage costs, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was modestly negative during this reporting period, as interest rates moved lower during the period.

As of December 31, 2014, the Fund's percentages of leverage are shown in the accompanying table.

JTD
Effective Leverage*	30.50%
Regulatory Leverage*	30.50%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of December 31, 2014, the Fund had outstanding bank borrowings of $110,000,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2014. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2014. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of December 31, 2014 (Common Shares)	JTD
Inception date	6/26/07
Fiscal year (calendar year) ended December 31, 2014
Per share distribution:
From net investment income	$1.22
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00
Total per share distribution	$1.22
Current distribution rate*	8.00%
Average annual total returns:
1-Year on NAV	7.98%
5-Year on NAV	13.81%
Since inception on NAV	6.75%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

COMMON SHARE REPURCHASES

During August 2014, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JTD
Common Shares Cumulatively Repurchased and Retired	0
Common Shares Authorized for Repurchase	1,450,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the common share price of the Fund was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTD
Common Share NAV	$17.31
Common Share Price	$16.15
Premium/(Discount) to NAV	(6.70)%
12-Month Average Premium/(Discount) to NAV	(9.47)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations that may alter the existing favorable tax treatment of tax-advantaged dividends. The American Taxpayer Relief Act of 2012 increased the maximum rate on tax-advantaged dividends to 20% effective January 1, 2013 on persons earning over $400,000 for individuals and $450,000 for married couples filing jointly. There can be no assurance as to the percentage of the Fund's distributions that will qualify as tax-advantaged dividends.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Mid-Cap Company Risk. Mid-cap companies often carry additional risks because earnings of these companies tend to be less predictable than larger, more established companies.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Nuveen Investments

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
JTD at Common Share NAV	7.98%	13.81%	6.75%
JTD at Common Share Price	11.33%	15.61%	6.14%
Blended Index (Comparative Benchmark)	11.70%	11.81%	3.82%
S&P 500® Index	13.69%	15.45%	6.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	106.9%
$25 Par (or similar) Retail Preferred	23.4%
Corporate Bonds	4.7%
$1,000 Par (or similar) Institutional Preferred	5.9%
Investment Companies	0.6%
Short-Term Investments	2.7%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	143.9%
Borrowings	(43.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Banks	13.0%
Insurance	7.1%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	5.7%
Real Estate Investment Trust	4.9%
Capital Markets	4.2%
Electric Utilities	3.7%
Aerospace & Defense	3.2%
Computers & Peripherals	2.9%
IT Services	2.5%
Software	2.2%
Professional Services	2.2%
Consumer Finance	2.2%
Media	2.1%
Specialty Retail	2.1%
Household Durables	2.0%
Food Products	1.9%
Household Products	1.9%
Automobiles	1.9%
Wireless Telecommunication Services	1.8%
Food & Staples Retailing	1.8%
Containers & Packaging	1.7%
Diversified Telecommunication Services	1.7%
Other	19.7%
Short-Term Investments	1.9%
Total	100%

Top Five Issuers

(% of total long-term investments)2

JPMorgan Chase & Company	2.4%
Apple, Inc.	1.9%
Microsoft Corporation	1.8%
CVS Caremark Corporation	1.8%
Wells Fargo & Company	1.8%

Country Allocation

(% of total investments)2

United States	77.0%
United Kingdom	5.2%
France	2.8%
Switzerland	2.4%
Germany	2.3%
Other	10.3%
Total	100%

1  Since inception returns are from 6/26/07.

2  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JTD; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

JTD
Common Shares
To approve a new investment management agreement between the Fund and Nuveen Advisors, LLC.
For	5,697,808
Against	172,134
Abstain	114,145
Broker Non-Votes	2,214,946
Total	8,199,033
To approve a new sub-advisory agreement between Nuveen Fund Advisors and the Fund's sub-advisor(s) as follows:
a. Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	5,683,845
Against	181,946
Abstain	118,296
Broker Non-Votes	2,214,946
Total	8,199,033
b. Nuveen Fund Advisors and NWQ Investment Management Company, LLC.
For	5,676,685
Against	191,870
Abstain	115,531
Broker Non-Votes	2,214,947
Total	8,199,033
c. Nuveen Fund Advisors and Santa Barbara Asset Management, LLC.
For	5,648,743
Against	194,114
Abstain	141,229
Broker Non-Votes	2,214,947
Total	8,199,033
Approval of the Board Members was reached as follows:
William Adams IV
For	7,788,175
Withhold	410,858
Total	8,199,033
David J. Kundert
For	7,779,370
Withhold	419,663
Total	8,199,033
John K. Nelson
For	7,789,103
Withhold	409,930
Total	8,199,033
Terence J. Toth
For	7,787,226
Withhold	411,807
Total	8,199,033

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Tax-Advantaged Dividend Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") as of December 31, 2014, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
February 25, 2015

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 141.5% (98.1% of Total Investments)
	COMMON STOCKS – 106.9% (74.2% of Total Investments)
	Aerospace & Defense – 4.7%
36,412	Boeing Company	$4,732,832
47,753	Honeywell International Inc., (2)	4,771,480
144,494	Safran SA, ADR, (3)	2,204,978
	Total Aerospace & Defense	11,709,290
	Automobiles – 2.7%
32,540	Daimler AG, Sponsored ADR, (2), (3)	2,693,987
116,113	General Motors Company	4,053,505
	Total Automobiles	6,747,492
	Banks – 11.8%
37,061	BOC Hong Kong Holdings Limited, Sponsored ADR, (2), (3)	2,480,341
47,211	Cullen/Frost Bankers, Inc., (2)	3,334,985
43,748	HSBC Holdings PLC, Sponsored ADR, (4)	2,066,218
106,188	JPMorgan Chase & Company, (4)	6,645,245
314,664	Mitsubishi UFJ Financial Group Inc. Sponsored ADR	1,740,092
87,742	Swedbank AB, ADR, (3)	2,185,399
48,249	Toronto-Dominion Bank	2,305,337
114,641	Wells Fargo & Company	6,284,620
93,662	Westpac Banking Corporation, Sponsored ADR, (4)	2,519,508
	Total Banks	29,561,745
	Beverages – 0.9%
65,948	Heineken NV, ADR, (2), (3)	2,329,943
	Biotechnology – 0.6%
45,599	Grifols SA, ADR	1,549,910
	Capital Markets – 2.2%
41,996	Bank New York Mellon, (4)	1,703,778
10,369	BlackRock Inc., (2)	3,707,540
	Total Capital Markets	5,411,318
	Chemicals – 1.7%
124,517	Linde AG, Sponsored ADR, (2), (3)	2,297,961
30,689	Syngenta AG, ADR	1,971,461
	Total Chemicals	4,269,422
	Communications Equipment – 1.7%
58,386	QUALCOMM, Inc.	4,339,831
	Computers & Peripherals – 4.2%
61,025	Apple, Inc., (2), (4)	6,735,940
124,174	EMC Corporation	3,692,935
	Total Computers & Peripherals	10,428,875
	Consumer Finance – 1.4%
55,068	Discover Financial Services, (2), (4)	3,606,403

Nuveen Investments

Shares	Description (1)	Value
	Containers & Packaging – 2.5%
47,839	Amcor Limited, ADR, (3)	$2,126,578
53,759	Packaging Corp. of America	4,195,890
	Total Containers & Packaging	6,322,468
	Diversified Telecommunication Services – 2.2%
167,565	AT&T Inc., (4)	5,628,508
	Electric Utilities – 5.0%
70,397	ITC Holdings Corporation, (4)	2,846,151
42,482	NextEra Energy Inc., (2)	4,515,412
172,133	Red Electrica Corporacion, S.A., ADR, (3)	3,049,784
87,058	Scottish and Southern Energy PLC, Sponsored ADR, (3)	2,199,085
	Total Electric Utilities	12,610,432
	Energy Equipment & Services – 0.6%
48,695	Tenaris, S.A., ADR	1,471,076
	Food & Staples Retailing – 2.5%
65,769	CVS Caremark Corporation, (4)	6,334,212
	Food Products – 2.1%
153,446	Danone, Sponsored ADR, (2), (3)	1,997,407
45,454	McCormick & Company, Incorporated	3,377,232
	Total Food Products	5,374,639
	Health Care Equipment & Supplies – 1.8%
44,938	Covidien PLC	4,596,259
	Health Care Providers & Services – 2.0%
50,740	UnitedHealth Group Incorporated, (4)	5,129,307
	Hotels, Restaurants & Leisure – 1.2%
178,696	Compass Group PLC, Sponsored ADR, (3)	3,044,980
	Household Durables – 2.9%
41,641	Tupperware Corporation	2,623,383
23,732	Whirlpool Corporation	4,597,838
	Total Household Durables	7,221,221
	Household Products – 2.7%
67,569	Colgate-Palmolive Company, (2)	4,675,099
132,141	Reckitt and Benckiser, Sponsored ADR, (3)	2,189,576
	Total Household Products	6,864,675
	Industrial Conglomerates – 0.8%
31,706	Jardine Matheson Holdings Limited, ADR, (2), (3)	1,932,481
	Insurance – 4.6%
34,601	Ace Limited	3,974,961
85,733	Marsh & McLennan Companies, Inc., (2), (4)	4,907,357
30,441	Swiss Re AG, Sponsored ADR, (3)	2,562,663
	Total Insurance	11,444,981
	IT Services – 3.6%
44,480	Accenture Limited, (2)	3,972,507
79,559	Fidelity National Information Services	4,948,570
	Total IT Services	8,921,077

Nuveen Investments

JTD  Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Machinery – 2.3%
39,605	Caterpillar Inc., (2)	$3,625,046
28,814	Kubota Corporation, Sponsored ADR, (3)	2,087,862
	Total Machinery	5,712,908
	Media – 3.0%
32,589	Time Warner Cable, Class A	4,955,483
24,485	WPP Group PLC, Sponsored ADR	2,548,889
	Total Media	7,504,372
	Metals & Mining – 0.6%
29,404	BHP Billiton Limited, Sponsored ADR	1,391,397
	Multiline Retail – 1.8%
68,057	Macy's, Inc., (2)	4,474,748
	Oil, Gas & Consumable Fuels – 6.8%
114,904	BG Group PLC, Sponsored ADR, (2), (3)	1,535,117
43,803	Chevron Corporation, (4)	4,913,821
93,605	Kinder Morgan, Inc., (2)	3,960,428
57,915	Phillips 66	4,152,506
46,221	Total SA, Sponsored ADR	2,366,515
	Total Oil, Gas & Consumable Fuels	16,928,387
	Personal Products – 0.9%
64,950	L'Oreal, ADR, (2), (3)	2,164,784
	Pharmaceuticals – 8.3%
85,669	AbbVie Inc.	5,606,177
5,286	Indivior PLC, Sponsored ADR, (3), (5)	59,728
61,240	Merck KGaA, ADR, (3)	1,937,070
36,124	Novartis AG, Sponsored ADR	3,347,250
69,653	Novo-Nordisk A/S, Sponsored ADR, (4)	2,947,715
169,577	Pfizer Inc.	5,282,324
33,623	Sanofi-Aventis, ADR	1,533,545
	Total Pharmaceuticals	20,713,809
	Professional Services – 3.1%
129,235	Experian PLC, Sponsored ADR, (3)	2,171,148
126,347	Nielsen Holdings N.V., (4)	5,651,501
	Total Professional Services	7,822,649
	Road & Rail – 1.9%
39,623	Union Pacific Corporation	4,720,288
	Software – 3.1%
140,731	Microsoft Corporation, (2)	6,536,955
19,409	SAP SE, Sponsored ADR	1,351,837
	Total Software	7,888,792
	Specialty Retail – 2.3%
83,287	Lowe's Companies, Inc., (2), (4)	5,730,146
	Textiles, Apparel & Luxury Goods – 1.9%
65,030	VF Corporation	4,870,747
	Tobacco – 2.0%
60,871	Philip Morris International	4,957,943

Nuveen Investments

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.6%
76,067	Itochu Corporation, ADR, (2), (3)	$1,627,834
	Wireless Telecommunication Services – 1.9%
141,626	KDDI Corporation, ADR, (3), (4)	2,237,691
71,504	Vodafone Group PLC, Sponsored ADR	2,443,292
	Total Wireless Telecommunication Services	4,680,983
	Total Common Stocks (cost $199,702,137)	268,040,332

Shares	Description (1)	Coupon	Ratings (6)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.4% (16.2% of Total Investments)
	Banks – 3.5%
16,200	Boston Private Financial Holdings Inc.	6.950%	N/R	$403,704
4,615	Citigroup Inc.	8.125%	BB+	129,358
17,200	Citigroup Inc.	7.125%	BB+	466,464
15,955	City National Corporation	6.750%	Baa3	443,868
8,700	Cobank Agricultural Credit Bank, 144A, (7)	6.250%	BBB+	876,797
2,209	Cobank Agricultural Credit Bank, (7)	6.125%	BBB+	200,467
32,800	Fifth Third Bancorp.	6.625%	BB+	896,424
15,765	First Naigara Finance Group	8.625%	BB	425,655
15,002	First Republic Bank of San Francisco	6.200%	BBB–	381,501
32,600	FNB Corporation	7.250%	Ba3	893,892
9,500	HSBC Holdings PLC	8.000%	BBB+	252,415
5,375	PNC Financial Services	6.125%	BBB–	149,210
1,700	Popular Capital Trust I	6.700%	B–	38,590
700	Private Bancorp Incorporated	7.125%	N/R	18,340
34,000	Regions Financial Corporation	6.375%	B1	863,600
62,171	U.S. Bancorp.	6.500%	Baa1	1,830,934
23,544	Zions Bancorporation	7.900%	BB–	640,397
	Total Banks			8,911,616
	Capital Markets – 3.4%
308	Affiliated Managers Group Inc.	6.375%	BBB	8,233
130	Allied Capital Corporation	6.875%	BBB	3,255
6,900	Apollo Investment Corporation	6.875%	BBB	173,190
25,675	Apollo Investment Corporation	6.625%	BBB	646,240
1,790	Arlington Asset Investment Corporation	6.625%	N/R	43,587
25,360	Capitala Finance Corporation	7.125%	N/R	645,412
35,000	Fifth Street Finance Corporation	6.125%	BBB–	880,600
8,100	Gladstone Capital Corporation	6.750%	N/R	207,360
3,700	Gladstone Investment Corporation	7.125%	N/R	96,533
3,700	Gladstone Investment Corporation	6.750%	N/R	93,610
14,200	Hercules Technology Growth Capital Incorporated	7.000%	N/R	363,236
37,300	Hercules Technology Growth Capital Incorporated	6.250%	N/R	941,452
3,100	JMP Group Inc.	7.250%	N/R	78,585
20,650	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	505,306
20,225	Medley Capital Corporation	6.125%	N/R	498,546
32,400	Morgan Stanley	7.125%	BB	891,972
19,225	MVC Capital Incorporated	7.250%	N/R	481,971
15,800	Oxford Lane Capital Corporation	8.125%	N/R	388,838
18,010	Oxford Lane Capital Corporation	7.500%	N/R	438,724
400	Prospect Capital Corporation	6.950%	BBB	10,144
50,906	Solar Capital Limited	6.750%	BBB–	1,179,999
200	Stellus Capital Investment Corporation	6.500%	N/R	5,070
2,472	Triangle Capital Corporation	6.375%	N/R	62,467
	Total Capital Markets			8,644,330
	Consumer Finance – 0.9%
36,550	Capital One Financial Corporation	6.700%	Ba1	946,645
18,225	Discover Financial Services	6.500%	BB–	461,822

Nuveen Investments

JTD  Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Coupon	Ratings (6)	Value
	Consumer Finance (continued)
7,470	HSBC Finance Corporation	6.360%	BBB–	$189,290
14,840	SLM Corporation, Series A	6.970%	B3	731,909
	Total Consumer Finance			2,329,666
	Diversified Financial Services – 1.1%
18,126	Ares Capital Corporation	7.000%	BBB	459,494
21,300	Ares Capital Corporation	5.875%	BBB	544,215
1,850	Intl FCStone Inc.	8.500%	N/R	47,157
1,482	KKR Financial Holdings LLC	7.500%	A–	40,548
16,900	KKR Financial Holdings LLC	7.375%	BBB	450,554
28,818	Main Street Capital Corporation	6.125%	N/R	730,824
15,650	PennantPark Investment Corporation	6.250%	BBB–	405,961
	Total Diversified Financial Services			2,678,753
	Diversified Telecommunication Services – 0.0%
4,600	Qwest Corporation	6.875%	BBB–	117,944
	Electric Utilities – 0.4%
35,800	Entergy Arkansas Inc., (7)	6.450%	BB+	897,238
	Food Products – 0.6%
33,400	CHS Inc.	7.100%	N/R	877,084
25,010	CHS Inc.	6.750%	N/R	635,754
	Total Food Products			1,512,838
	Insurance – 3.6%
8,700	Arch Capital Group Limited	6.750%	BBB	234,639
29,600	Argo Group US Inc.	6.500%	BBB–	726,088
14,298	Aspen Insurance Holdings Limited	7.401%	BBB–	374,179
50,000	Aspen Insurance Holdings Limited	7.250%	BBB–	1,309,000
27,300	Axis Capital Holdings Limited	6.875%	BBB	729,455
65,000	Endurance Specialty Holdings Limited	7.500%	BBB–	1,705,600
23,300	Kemper Corporation	7.375%	Ba1	599,742
6,331	Maiden Holdings NA Limited	8.250%	BB	163,973
17,400	Maiden Holdings NA Limited	8.000%	BBB–	462,492
17,943	Maiden Holdings NA Limited	7.750%	BBB–	476,207
31,025	National General Holding Company	7.500%	N/R	787,415
35,436	Principal Financial Group	6.518%	BBB	910,705
16,575	Reinsurance Group of America Inc.	6.200%	BBB	460,122
	Total Insurance			8,939,617
	Marine – 0.7%
20,300	Costamare Inc.	8.500%	N/R	520,898
1,950	Navios Maritime Holdings Inc.	8.750%	N/R	37,031
23,775	Navios Maritime Holdings Inc.	8.625%	N/R	438,649
19,883	Seaspan Corporation	8.250%	N/R	505,426
11,557	Seaspan Corporation	6.375%	N/R	286,614
	Total Marine			1,788,618
	Multi-Utilities – 0.7%
63,156	DTE Energy Company	6.500%	Baa1	1,646,477
	Oil, Gas & Consumable Fuels – 0.5%
5,903	Legacy Reserves LP	8.000%	N/R	112,511
12,635	Legacy Reserves LP	8.000%	N/R	225,029
4,950	Scorpio Tankers Inc.	7.500%	N/R	119,790
16,143	Scorpio Tankers Inc.	6.750%	N/R	346,106
13,759	Tsakos Energy Navigation Limited	8.875%	N/R	350,167

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (6)	Value
	Oil, Gas & Consumable Fuels (continued)
2,175	Tsakos Energy Navigation Limited	8.000%	N/R	$52,874
	Total Oil, Gas & Consumable Fuels			1,206,477
	Real Estate Investment Trust – 6.9%
8,400	AG Mortgage Investment Trust	8.250%	N/R	209,160
32,755	American Realty Capital Properties Inc.	6.700%	N/R	748,452
38,800	Apartment Investment & Management Company	7.000%	BB–	1,002,592
19,277	Apollo Commercial Real Estate Finance	8.625%	N/R	503,901
3,558	Apollo Residential Mortgage Inc.	8.000%	N/R	85,890
5,842	Arbor Realty Trust Incorporated	8.500%	N/R	147,686
11,550	Arbor Realty Trust Incorporated	8.250%	N/R	288,635
8,800	Arbor Realty Trust Incorporated	7.375%	N/R	215,600
59,682	Ashford Hospitality Trust Inc.	9.000%	N/R	1,580,379
8,830	Campus Crest Communities	8.000%	N/R	224,194
15,000	Capstead Mortgage Corporation	7.500%	N/R	371,700
6,811	CBL & Associates Properties Inc.	7.375%	BB	171,637
4,662	Colony Financial Inc.	8.500%	N/R	122,517
14,000	Colony Financial Inc.	7.500%	N/R	359,100
31,350	DDR Corporation	6.500%	Baa3	798,485
33,600	Digital Realty Trust Inc.	7.375%	Baa3	894,432
72,500	Dupont Fabros Technology	7.875%	Ba2	1,848,750
610	Equity Commonwealth	7.250%	Ba1	15,555
7,000	First Potomac Realty Trust	7.750%	N/R	178,220
22,100	Inland Real Estate Corporation	8.125%	N/R	581,893
4,900	Inland Real Estate Corporation	6.950%	N/R	124,313
18,700	Invesco Mortgage Capital Inc.	7.750%	N/R	425,799
2,600	Kite Realty Group Trust	8.250%	N/R	67,808
11,469	MFA Financial Inc.	8.000%	N/R	300,258
14,893	MFA Financial Inc.	7.500%	N/R	364,879
22,900	Northstar Realty Finance Corporation	8.875%	N/R	587,614
5,900	Northstar Realty Finance Corporation	8.750%	N/R	148,857
32,400	Northstar Realty Finance Corporation	8.250%	N/R	806,112
36,600	Penn Real Estate Investment Trust	7.375%	N/R	936,960
12,879	Rait Financial Trust	7.750%	N/R	300,338
17,377	Rait Financial Trust	7.625%	N/R	405,405
17,525	Rait Financial Trust	7.125%	N/R	426,909
20,175	Regency Centers Corporation	6.625%	Baa3	510,629
36,749	Resource Capital Corporation	8.625%	N/R	831,997
275	Sabra Health Care Real Estate Investment Trust	7.125%	BB–	7,464
19,175	Senior Housing Properties Trust	5.625%	BBB–	461,926
3,800	STAG Industrial Inc.	6.625%	BB	96,482
7,250	UMH Properties Inc.	8.250%	N/R	191,545
	Total Real Estate Investment Trust			17,344,073
	Real Estate Management & Development – 0.2%
16,770	Kennedy-Wilson Inc.	7.750%	BB–	431,828
	Specialty Retail – 0.4%
36,800	TravelCenters of America LLC	8.000%	N/R	921,840
	U.S. Agency – 0.2%
4,750	Farm Credit Bank of Texas, 144A, (7)	6.750%	Baa1	491,477
	Wireless Telecommunication Services – 0.3%
33,700	United States Cellular Corporation	7.250%	Ba1	841,489
	Total $25 Par (or similar) Retail Preferred (cost $56,665,052)			58,704,281

Nuveen Investments

JTD  Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	CORPORATE BONDS – 4.7% (3.2% of Total Investments)
	Banks – 0.9%
$525	Bank of America Corporation	6.250%	3/05/65	BB	$518,929
575	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	606,625
975	M&T Bank Corporation	6.450%	12/31/49	BBB–	1,034,719
2,075	Total Banks				2,160,273
	Beverages – 0.1%
175	Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	175,000
	Capital Markets – 0.1%
300	BGC Partners Inc., 144A	5.375%	12/09/19	BBB–	294,640
50	Prospect Capital Corporation	5.875%	3/15/23	BBB	51,405
350	Total Capital Markets				346,045
	Commercial Services & Supplies – 0.1%
350	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	358,750
	Diversified Consumer Services – 0.0%
125	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	120,000
	Diversified Financial Services – 0.5%
875	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	800,625
435	Main Street Capital Corp.	4.500%	12/01/19	N/R	434,273
1,310	Total Diversified Financial Services				1,234,898
	Diversified Telecommunication Services – 0.2%
550	US West Communications Company	6.875%	9/15/33	BBB–	551,686
	Energy Equipment & Services – 0.3%
925	McDermott International Inc., 144A	8.000%	5/01/21	BB	647,500
	Independent Power & Renewable Electricity Producers – 0.1%
350	Abengoa Yield PLC, 144A	7.000%	11/15/19	N/R	344,750
	Marine – 0.4%
175	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	170,625
825	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	759,000
1,000	Total Marine				929,625
	Oil, Gas & Consumable Fuels – 1.0%
850	Breitburn Energy Partners LP	7.875%	4/15/22	B–	656,624
40	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	38,800
275	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	224,125
400	Linn Energy LLC Finance Corporation	7.750%	2/01/21	B1	337,000
300	Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	240,000
225	Seadrill Limited, 144A	5.625%	9/15/17	N/R	199,125
725	Seadrill Limited, 144A	6.125%	9/15/20	N/R	601,750
350	Vanguard Natural Resources Finance	7.875%	4/01/20	B	301,963
3,165	Total Oil, Gas & Consumable Fuels				2,599,387
	Personal Products – 0.1%
205	Avon Products Inc.	4.600%	3/15/20	BB+	186,038
	Real Estate Investment Trust – 0.2%
375	Iron Mountain Inc.	5.750%	8/15/24	B2	377,344

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Real Estate Management & Development – 0.3%
$770	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	$750,750
50	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	50,125
820	Total Real Estate Management & Development				800,875
	Wireless Telecommunication Services – 0.4%
500	Frontier Communications Corporation	7.625%	4/15/24	BB	515,000
375	Frontier Communications Corporation	6.875%	1/15/25	BB	375,000
875	Total Wireless Telecommunication Services				890,000
$12,650	Total Corporate Bonds (cost $12,458,856)				11,722,171
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (6)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.9% (4.1% of Total Investments)
	Banks – 2.5%
375	Bank of America Corporation	6.500%	N/A (8)	BB	$381,713
775	Citigroup Inc.	5.800%	N/A (8)	BB+	775,000
1,000	General Electric Capital Corporation	7.125%	N/A (8)	A+	1,163,750
575	General Electric Capital Corporation	6.250%	N/A (8)	A+	626,031
1,000	JPMorgan Chase & Company	7.900%	N/A (8)	BBB–	1,076,300
125	JPMorgan Chase & Company	6.100%	N/A (8)	BBB–	124,688
1,000	PNC Financial Services Inc.	6.750%	N/A (8)	BBB–	1,097,500
900	SunTrust Bank Inc.	5.625%	N/A (8)	BB+	904,500
50	Zions Bancorporation	7.200%	N/A (8)	BB–	52,549
	Total Banks				6,202,031
	Capital Markets – 0.3%
850	Morgan Stanley	5.450%	N/A (8)	BB	851,530
	Consumer Finance – 0.7%
925	Ally Financial Inc., 144A	7.000%	N/A (8)	B–	924,624
900	American Express Company	5.200%	N/A (8)	Baa3	914,033
	Total Consumer Finance				1,838,657
	Insurance – 2.1%
895	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,047,149
1,000	MetLife Inc.	10.750%	8/01/39	BBB	1,625,000
1,000	National Financial Services Inc., (2)	6.750%	5/15/37	Baa2	1,045,997
594	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	616,275
825	XL Capital Ltd	6.500%	N/A (8)	BBB	787,875
	Total Insurance				5,122,296
	Specialty Retail – 0.3%
758	Swiss Re Capital I, 144A	6.854%	N/A (8)	A	794,005
	Total $1,000 Par (or similar) Institutional Preferred (cost $13,435,177)				14,808,519
Shares	Description (1), (9)				Value
	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)
40,400	Ares Dynamic Credit Allocation Fund				$639,128
166,281	MFS Intermediate Income Trust				794,823
	Total Investment Companies (cost $1,580,426)				1,433,951
	Total Long-Term Investments (cost $283,841,648)				354,709,254

Nuveen Investments

JTD  Nuveen Tax-Advantaged Dividend Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.7% (1.9% of Total Investments)
$6,717	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $6,716,729, collateralized by $6,720,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $6,854,400	0.000%	1/02/15	$6,716,729
	Total Short-Term Investments (cost $6,716,729)			6,716,729
	Total Investments (cost $290,558,377) – 144.2%			361,425,983
	Borrowings – (43.9)% (10), (11)			(110,000,000)
	Other Assets Less Liabilities – (0.3)% (12)			(770,867)
	Net Assets Applicable to Common Shares – 100%			$250,655,116

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (13)	Expiration Date	Strike Price	Value (12)
(25)	NASDAQ 100® Index	$(10,812,500)	1/17/15	$4,325	$(46,500)
(100)	NASDAQ 100® Index	(43,500,000)	1/17/15	4,350	(123,500)
(100)	Russell 2000® Index	(11,900,000)	1/17/15	1,190	(280,500)
(75)	Russell 2000® Index	(9,075,000)	1/17/15	1,210	(116,625)
(75)	S&P 500® Index	(15,375,000)	1/17/15	2,050	(230,250)
(200)	S&P 500® Index	(41,700,000)	1/17/15	2,085	(223,000)
(575)	Total Options Written (premiums received $968,453)	$(132,362,500)			$(1,020,375)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Unrealized Appreciation (Depreciation) (12)
JPMorgan	$27,625,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$94,254
JPMorgan	27,625,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	55,623
	$55,250,000							$149,877

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Investment, or portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $2,166,900.

(3)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Perpetual security. Maturity date is not applicable.

(9)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)  Borrowings as a percentage of Total Investments is 30.4%.

(11)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $230,894,898 have been pledged as collateral for Borrowings.

(12)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(13)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(14)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

Assets
Long-term investments, at value (cost $283,841,648)	$354,709,254
Short-term investments, at value (cost approximates value)	6,716,729
Unrealized appreciation on interest rate swaps	149,877
Receivable for:
Dividends	689,963
Interest	397,806
Investments sold	1,572,881
Reclaims	48,032
Other assets	26,651
Total assets	364,311,193
Liabilities
Cash overdraft	205,382
Borrowings	110,000,000
Options written, at value (premiums received $968,453)	1,020,375
Payable for investments purchased	2,009,000
Accrued expenses:
Management fees	295,731
Interest on borrowings	6,149
Trustees fees	21,376
Other	98,064
Total liabilities	113,656,077
Net assets applicable to common shares	$250,655,116
Common shares outstanding	14,484,340
Net asset value ("NAV") per common share outstanding	$17.31
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$144,843
Paid-in surplus	205,467,419
Undistributed (Over-distribution of) net investment income	6,712
Accumulated net realized gain (loss)	(25,929,419)
Net unrealized appreciation (depreciation)	70,965,561
Net assets applicable to common shares	$250,655,116
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2014

Investment Income
Dividends (net of foreign tax withheld of $219,802)	$12,861,703
Interest	1,408,912
Other	163,595
Total investment income	14,434,210
Expenses
Management fees	3,460,252
Interest expense on borrowings	1,105,624
Shareholder servicing agent fees and expenses	516
Custodian fees and expenses	126,494
Trustees fees and expenses	16,441
Professional fees	40,424
Shareholder reporting expenses	56,863
Stock exchange listing fees	8,826
Investor relations expenses	58,575
Other expenses	18,145
Total expenses	4,892,160
Net investment income (loss)	9,542,050
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	13,010,201
Options written	(5,095,511)
Swaps	(827,802)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,602,878
Options written	835,591
Swaps	(1,586,570)
Net realized and unrealized gain (loss)	9,938,787
Net increase (decrease) in net assets applicable to common shares from operations	$19,480,837

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$9,542,050	$7,526,421
Net realized gain (loss) from:
Investments and foreign currency	13,010,201	24,450,238
Options written	(5,095,511)	(9,796,883)
Swaps	(827,802)	(560,922)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,602,878	21,917,506
Options written	835,591	(1,084,308)
Swaps	(1,586,570)	2,787,312
Net increase (decrease) in net assets applicable to common shares from operations	19,480,837	45,239,364
Distributions to Common Shareholders
From net investment income	(17,728,832)	(16,077,617)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,728,832)	(16,077,617)
Net increase (decrease) in net assets applicable to common shares	1,752,005	29,161,747
Net assets applicable to common shares at the beginning of period	248,903,111	219,741,364
Net assets applicable to common shares at the end of period	$250,655,116	$248,903,111
Undistributed (Over-distribution of) net investment income at the end of period	$6,712	$(80,689)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2014

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$19,480,837
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(113,201,685)
Proceeds from sales and maturities of investments	112,803,405
Proceeds from (Payments for) miscellaneous investment transactions	(513,013)
Proceeds from (Purchases of) short-term investments, net	4,564,033
Proceeds from (Payments for) closed foreign currency spot contracts	(1,281)
Proceeds from (Payments for) swap contracts, net	(827,802)
Premiums received for options written	15,966,784
Cash paid for terminated options written	(20,848,625)
Amortization (Accretion) of premiums and discounts, net	2,787
(Increase) Decrease in:
Receivable for dividends	(33,992)
Receivable for interest	(169,901)
Receivable for investments sold	(946,965)
Receivable for reclaims	19,541
Other assets	(2,493)
Increase (Decrease) in:
Payable for investments purchased	2,009,000
Accrued management fees	12,563
Accrued interest on borrowings	181
Accrued Trustees fees	2,130
Accrued other expenses	12,702
Net realized gain (loss) from:
Investments and foreign currency	(13,010,201)
Options written	5,095,511
Swaps	827,802
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(3,602,878)
Options written	(835,591)
Swaps	1,586,570
Proceeds from litigation settlement	494,359
Net cash provided by (used in) operating activities	8,883,778
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(154,946)
Proceeds from borrowings	9,000,000
Cash distributions paid to common shareholders	(17,728,832)
Net cash provided by (used in) financing activities	(8,883,778)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,105,443

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Year Ended 12/31:
2014	$17.18	$0.66	$0.69	$1.35	$(1.22)	$—	$(1.22)	$—		$17.31	$16.15
2013	15.17	0.52	2.60	3.12	(1.11)	—	(1.11)	—		17.18	15.66
2012	13.56	0.51	2.14	2.65	(0.87)	(0.17)	(1.04)	—		15.17	14.50
2011	14.16	0.50	(0.06)	0.44	(1.04)	—	(1.04)	—	*	13.56	12.29
2010	12.99	0.50	1.71	2.21	(0.69)	(0.35)	(1.04)	—	*	14.16	13.01
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014	$110,000	$3,279
2013	101,000	3,464
2012	96,000	3,289
2011	87,000	3,257
2010	43,500	5,723

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
	Based on Common Share NAV(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
Year Ended 12/31:
2014	7.98%	11.33%	$250,655	1.95%	3.80%	32%
2013	21.11	16.16	248,903	2.00	3.18	33
2012	19.89	26.98	219,741	2.11	3.51	31
2011	3.28	2.55	196,401	1.87	3.59	50
2010	17.94	22.50	205,440	1.71	3.81	36

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2014	0.44%
2013	0.49
2012	0.58
2011	0.47
2010	0.35

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JTD." The Fund was organized as a Massachusetts business trust on February 22, 2007.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with its affiliates Santa Barbara Asset Management, LLC ("Santa Barbara"), NWQ Investment Management Company, LLC ("NWQ") and Nuveen Asset Management, LLC ("NAM") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Santa Barbara manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund's investment portfolio allocated to preferred securities and other fixed-income securities. NAM is responsible for the writing of index call options on various equity market indices, while the Adviser manages the Fund's investments in interest rate swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Fund's investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with the Fund's Sub-Advisers. These new agreements were approved by shareholders of the Fund, and went into effect during the current fiscal period.

Investment Objective and Principal Investment Strategies

The Fund's investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities and, to a limited extent, write (sell) call options on various equity market indices.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees (the "Board"), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2014 and December 31, 2013, is reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified

Nuveen Investments

Notes to Financial Statements (continued)

as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Nuveen Investments

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$220,923,935	$47,116,397	**	$—	$268,040,332
$25 Par (or similar) Retail Preferred	56,238,302	2,465,979	**	—	58,704,281
Corporate Bonds	—	11,722,171		—	11,722,171
$1,000 Par (or similar) Institutional Preferred	—	14,808,519		—	14,808,519
Investment Companies	1,433,951	—		—	1,433,951
Short-Term Investments:
Repurchase Agreements	—	6,716,729		—	6,716,729
Investments in Derivatives:
Options Written	(1,020,375)	—		—	(1,020,375)
Interest Rate Swaps***	—	149,877		—	149,877
Total	$277,575,813	$82,979,672		$—	$360,555,485

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments

Notes to Financial Statements (continued)

As of December 31, 2014 the Fund's investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$18,699,737	5.2%
France	10,267,229	2.8
Switzerland	8,675,380	2.4
Germany	8,280,855	2.3
Other countries	37,290,435	10.3
Total non-U.S. securities	$83,213,636	23.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and investments in derivatives are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,716,729	$(6,716,729)	$—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations.

Nuveen Investments

When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on stock indexes, while investing in a portfolio that included equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Average notional amount of outstanding options written*	$(121,727,500)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(1,020,375)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$(5,095,511)	$835,591

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowings. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$72,000,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$149,877	—	$—

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$149,877	$—	$—	$149,877	$(149,877)	$—

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(827,802)	$(1,586,570)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the fiscal years ended December 31, 2014 and December 31, 2013.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended December 31, 2014, aggregated $113,201,685 and $112,803,405, respectively.

Transactions in options written during the fiscal year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	475	$754,783
Options written	7,125	15,966,784
Options terminated in closing purchase transactions	(6,825)	(15,218,522)
Options expired	(200)	(534,592)
Options outstanding, end of period	575	$968,453

Nuveen Investments

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$291,444,151
Gross unrealized:
Appreciation	$77,836,193
Depreciation	(7,854,361)
Net unrealized appreciation (depreciation) of investments	$69,981,832

Permanent differences, primarily due to Real Estate Investment Trust adjustments, foreign currency transactions, complex securities character adjustments, bond premium amortization adjustments, treatment of notional principal contracts and tax basis earnings and profits adjustments, resulted in reclassifications among the Fund's components of net assets as of December 31, 2014, the Fund's tax year end, as follows:

Paid-in surplus	$(8,764,814)
Undistributed (Over-distribution of) net investment income	8,274,183
Accumulated net realized gain (loss)	490,631

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[1]	$17,728,832
Distributions from net long-term capital gains	—
2013
Distributions from net ordinary income[1]	$16,077,617
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2014, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Nuveen Investments

Notes to Financial Statements (continued)

Expiration:
December 31, 2017	$23,584,629
Not subject to expiration	—
Total	$23,584,629

During the Fund's tax year ended December 31, 2014, the Fund utilized $9,275,326 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$1,504,222
Late-year ordinary losses[3]	—

2  Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund's tax year end.

3  Specified losses incurred from November 1, 2014 through December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for the Fund was 0.1639%.

Nuveen Investments

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a $110 million (maximum commitment amount) prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of leverage. As of December 31, 2014, the outstanding balance on these Borrowings was $110 million. During the fiscal year ended December 31, 2014, the average daily balance outstanding and interest rate on these Borrowings were $107 million and 1.01%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments ("Pledged Collateral"). Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, the Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

The Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund's to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Fund's total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund's income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of December 31, 2014, the Fund had Hypothecated Securities totaling $2,166,900. During the fiscal year ended December 31, 2014 the Fund earned Rehypothecation Fees of $163,595, which is recognized as "Other income" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTD
Common shares repurchased	—

Nuveen Investments

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JTD
% QDI	54.30%
% DRD	28.07%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

■  Blended Index (Comparative Benchmark): The JTD Blended Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500® Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of the fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-J-1214D 6246-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the fund’s current auditor, and Ernst & Young LLP, the fund’s former auditor. The audit fees billed to the fund for the fiscal year 2014 are the only fees that have been billed to the fund by KPMG LLC. All other fees listed in the tables below were billed to the fund by Ernst & Young. For engagements with KPMG LLP and Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$25,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)         “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)         “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)         “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)         “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$0	$0	$0	$0
December 31, 2013	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Santa Barbara Asset Management (“Santa Barbara”) (NWQ, Nuveen Asset Management and Santa Barbara are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Santa Barbara Asset Management, LLC (“Santa Barbara”) as Sub-Advisers to provide discretionary investment advisory services (NWQ, Nuveen Asset Management and Santa Barbara are also collectively referred to as “Sub-Advisers”).  The following section provides information on the portfolio managers at each Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992.  He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2014, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	10	$2.73 billion	0	$0	9	$104 million	N/A	N/A	N/A

David Friar	9	$3.64 billion	0	$0	12	$528 million	N/A	N/A	N/A

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

NWQ

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income and Fixed Income Portfolio Manager

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management.  Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Fixed Income Portfolio Manager

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan. She managed US dollar and Euro denominated fixed income portfolios for insurance funds for six years with responsibility for assets of approximately $1.8 billion. Prior to the fixed income portfolio management position, Susi was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro, UK and other major currencies.

Susi graduated from the University of British Columbia, Canada with a B.S in Finance and received her M.B.A. from the University of Southern California. She earned the designations of Financial Risk Manager in 2003, and Fellow, Life Management Institute in 2004. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Income Oriented Strategy, Mr. Ray and Ms. Budiman are also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2014 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
Thomas Ray*	Registered Investment Companies	4	$1.13 billion	0	0
	Other Pooled Investment Vehicles	2	$59 million	0	0
	Other Accounts	4,842**	$1.80 billion	0	0
Susi Budiman	Registered Investment Companies	4	$1.13 billion	0	0
	Other Pooled Investment Vehicles	2	$59 million	0	0
	Other Accounts	4,842**	$1.80 billion	0	0

*As of January 6, 2015.

**Includes model-based accounts and assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•      With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts.  NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•      Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.  In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•      Overall performance of client portfolios

•      Objective review of stock recommendations and the quality of primary research

•      Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next several years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).                  OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas Ray*	X
Susi Budiman	X

*As of January 6, 2015

Santa Barbara

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

James R. Boothe, CFA, Chief Investment Officer and Portfolio Manager

Mr. James R. Boothe, CFA, joined Santa Barbara in 2002 with over 20 years of investment management experience.  He was a Portfolio Manager with USAA Investment Management.  Prior to that Mr. Boothe was a portfolio manager / analyst at San Juan Asset Management. He earned a B.B.A. from Kent State University and received his M.B.A. in Finance from Loyola Marymount University. Mr. Boothe has earned the CFA Institute’s Chartered Financial Analyst designation.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED

In addition to managing the Dividend Growth Equity Strategy, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2014 unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based fees	Assets of Accounts with Performance- Based Fees
James Boothe	Registered Investment Companies	3	$2.65 billion	1	$94 million
	Other Pooled Investment Vehicles	1	$153 million	0	0
	Other Accounts	3,771*	$3.98 billion	0	0

*Includes model-based accounts and assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•      The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account.  Santa Barbara seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•      With respect to many of its clients’ accounts, Santa Barbara determines which broker to utilize when placing orders for execution, consistent with its duty to seek  best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers when the client instructs SBAM to direct trades  through a particular broker.  SBAM aggregates client orders at the broker level in accordance with a client’s brokerage instruction and executes orders utilizing a broker rotation schedule which sequences discretionary trades, client directed trades by broker, and wrap-fee trades including UMA trades.

•      Finally, the appearance of a conflict of interest may arise where SBAM  has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. SBAM periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

Santa Barbara has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Salary and Cash Bonus. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Boothe’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of Santa Barbara’s overall annual profitability and Mr. Boothe’s contribution as measured by the overall investment performance of client portfolios in the strategies he manages relative to the strategy’s general benchmark for one, three and five-year periods, as applicable.  Also considered is an objective review of Mr. Boothe’s stock recommendations and the quality of his primary research as well as a subjective review of Mr. Boothe’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

In addition, Mr. Boothe has been awarded profits interests in Santa Barbara which vest over time, entitling him to participate in the firm’s cash flow and earnings growth.

Item 8(a)(4).                  OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Boothe	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-

3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 6, 2015